UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2011

SIGNATURE EYEWEAR, INC.

(Exact Name of Registrant as Specified in its Charter)

California	0-23001	95-3876317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

498 North Oak Street
Inglewood, CA 90302

(Address of Principal Executive Offices)

(310) 330-2700

(Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.       Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Signature Eyewear, Inc. was held on May 4, 2011.  The only matter submitted to the shareholders at the Annual Meeting was the election of directors.  All of the nominees of the Board of Directors were re-elected, as follows:

Name of Director	Votes For	Votes Withheld	Abstentions(1)
Edward Meltzer	4,553,590	25,010	-0-
Drew Miller	4,553,590	25,010	-0-
Ted Pasternack	4,553,580	25,010	-0-
Michael Prince	4,546,280	32,310	-0-
Richard M. Torre	4,546,580	32,010	-0-
__________________

(1) Includes broker non-votes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE EYEWEAR, INC.

Dated: May 6, 2011	By:	/s/ Michael Prince
Michael Prince
Chief Executive Officer